Advances From Federal Home Loan Bank (FHLB) And Other Borrowings	12 Months Ended
Dec. 31, 2021
Advances from Federal Home Loan Banks [Abstract]
Advances From Federal Home Loan Bank (FHLB) And Other Borrowings
There were no outstanding FHLB advances at December 31, 2021 compared to $35.0 million at December 31, 2020. FHLB advances are secured by a blanket collateral agreement with the FHLB by pledging the Bank’s portfolio of residential first mortgage loans and investment securities. The Bank's pledged collateral for FHLB advances had an amortized cost and fair value of $94.3 million and $94.3 million, respectively, at December 31, 2021 and $104.7 million and $106.2 million, respectively, at December 31, 2020.
FHLB advances are subject to prepayment penalties. During the year ended December 31, 2021, the Bank prepaid one FHLB advance, which resulted in a prepayment fee of approximately $90,000, which is included in FHLB interest expense. The Bank did not prepay any FHLB advances during the years ended December 31, 2020 and 2019. Callable advances are callable at the option of the FHLB.  If an advance is called, the Bank has the option to pay off the advance without penalty, re-borrow funds on different terms, or convert the advance to a three-month floating rate advance tied to LIBOR. The Bank did not have any callable FHLB advances at December 31, 2021. At December 31, 2021 and 2020, the Bank had $369.0 million and $304.3 million in additional borrowing capacity, respectively, at the FHLB.
The Bank had no outstanding borrowings from the "discount window" of the Federal Reserve Bank of Atlanta at December 31, 2021 compared to $48.7 million at December 31, 2020. Depository institutions may borrow from the discount window for periods as long as 90 days, and borrowings are prepayable and renewable by the borrower on a daily basis. At both December 31, 2021 and 2020, the borrowing rate was 0.25%. At December 31, 2021, the Bank had pledged as collateral for these borrowings investment and mortgage-backed securities with an amortized cost and fair value of $79.2 million and $82.6 million, respectively, compared to an amortized cost and fair value of $57.0 million and $60.3 million, respectively, at December 31, 2020.
The Bank had $26.8 million and $13.1 million in other borrowings at December 31, 2021 and 2020, respectively. These borrowings consist of short-term repurchase agreements with certain commercial demand deposit customers for sweep accounts. The repurchase agreements typically mature within one to three days and the interest rate paid on these borrowings floats monthly with money market type rates. At both December 31, 2021 and 2020, the interest rate paid on the repurchase agreements was 0.15%. The maximum amount outstanding at any one month end during the year ended December 31, 2021 was $36.5 million compared to $21.0 million during the year ended December 31, 2020. The Bank had pledged as collateral for these repurchase agreements investment and mortgage-backed securities with amortized costs and fair values of $45.3 million and $45.2 million, respectively, at December 31, 2021 and $26.6 million and $26.8 million, respectively, at December 31, 2020.